                                                                    Exhibit 99.1

                                                               [GRAPHIC OMITTED]

FOR IMMEDIATE RELEASE

COMPANY CONTACT:
Jennifer Carberry
NYFIX, Inc.
(203) 425-8000 or
info@nyfix.com
WWW.NYFIX.COM

                  NYFIX HIRES EVP OF FINANCE AND ADMINISTRATION

STAMFORD,  CT,  JANUARY  5,  2005:  NYFIX,  INC.  (NASDAQ:  NYFX),  A LEADER  IN
TECHNOLOGY solutions for the financial marketplace,  announced today that it has hired Jay D. Shaffer as Executive Vice  President,  Finance and  Administration.
Effective  immediately,  Mr.  Shaffer  will become an officer of the Company and will join the company's executive committee.

Mr. Shaffer brings with him 34 years of experience  garnered  through a long and distinguished career at major financial institutions including,  Chase Manhattan
Bank and  Citicorp.  Most  recently,  Mr.  Shaffer  was a Managing  Director  of
Financial  Management  Advisory  Services  where he spent 16 years  and prior to that, a Senior Vice President at Chase  Manhattan  Bank for two years.  Prior to that,  Mr.  Shaffer  was  employed  by  Citicorp  for 16 years in a  variety  of capacities,  including Vice President and Operations head of a domestic start-up business and, working in Sydney, Australia, as the Regional Chief Administration
Officer for the launch of a new nine country region within Citicorp.

Mr.  Shaffer  specializes  in managing  and  streamlining  global new  business, operating  center  turnarounds and internal  control  reviews.  For the past six months,  Mr.  Shaffer has been leading an external  consulting  team help NYFIX,
Inc.  design and  implement  its  Sarbanes-Oxley  Section 404  internal  control review.

In his new role,  Mr.  Shaffer  will  report to Peter  Kilbinger  Hansen,  Chief
Executive Officer of NYFIX, Inc. Mr. Hansen said, "Over the past six months, Jay has worked very closely with our  management  team.  He is highly  qualified and
energetic  and  brings  with  him   significant   operational,   regulatory  and
international management experience. We believe Jay's extensive background makes him the ideal candidate to help us implement our goal of streamlining  processes and cost in our business, accounting and regulatory/compliance operations."

Mr. Shaffer, 58, holds an M.B.A. in Information Science from Pace University and a B.S., Accounting from the New York Institute of Technology.

ABOUT NYFIX, INC.

NYFIX,  INC.  is an  established  provider  to the  domestic  and  international financial  markets  of  trading  workstations,  middle-office  trade  automation technologies and trade communication  technologies.  Our NYFIX Network is one of the industry's  largest networks,  connecting  broker-dealers,  institutions and exchanges.  In addition to our headquarters in Stamford, we have offices on Wall
Street in New York City, in London's Financial District,  in Chicago, and in San
Francisco.  We operate three data centers in the northeastern United States with additional data center hubs in London,  Amsterdam, Hong Kong and Tokyo. For more information, please visit www.nyfix.com and www.javtech.com.

This  press  release  contains  certain  forward-looking  statements  within the meaning of Section 27A of the  Securities  Act of 1933, as amended,  and Section
21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors  created  thereby.  Investors are cautioned that all forward-looking  statements  involve risks and  uncertainty,  including  without limitation,  the  ability of the  Company to market and  develop  its  products.

Although   the   Company   believes   that  the   assumptions   underlying   the
forward-looking   statements  contained  herein  are  reasonable,   any  of  the
assumptions could be inaccurate,  and therefore,  there can be no assurance that the  forward-looking  statements included in this press release will prove to be
accurate.   In  light  of  the   significant   uncertainties   inherent  in  the
forward-looking  statements  included herein,  the inclusion of such information should not be regarded as a  representation  by the Company or any other  person that the objectives and plans of the Company will be achieved.